===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 15, 1998

                      American Express Master Trust
(Issuer in respect of the 6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2, the 5.375% Class A Accounts Receivable Trust
Certificates,  Series 1993-1,  the 7.15% Class A Accounts  Receivable Trust
Certificates,  Series 1994-1,  the 7.60% Class A Accounts  Receivable Trust
Certificates, Series 1994-2, the 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

            American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
          (Exact name of registrant as specified in its charter)

                                      33-47812
                                      33-49106
                                      33-67502
                                      33-81634
                                     333-51045
      Delaware                       000-21424           13-3632012
----------------------------        ------------         ----------
(State or other jurisdiction        (Commission         (IRS Employer
    of incorporation)              File Numbers)       Identification No.)

200 Vesey Street, New York, New York                       10285
---------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (212) 640-3975
                                                        --------------

                    American Express Centurion Bank
              Co-Originator of the Trust and a Transferor
         (Exact name of registrant as specified in its charter)

     Utah                           000-21424-01         11-2869526
----------------------------        ------------         ----------
State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)               File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                       84047
--------------------------------------                      -----
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code       (801) 565-5000
                                                         --------------
===========================================================================


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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated July 8, 1998 for the Distribution Date occurring on July 15, 1998 and the preceding Due Period from May 28 through June 26, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit
99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1 occurring on July 15, 1998, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
1996-1, 1996-2 and 1998-1 occurring on July 15, 1998, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits
20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.               Description
-----------               -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1, occurring on July
                    15, 1998.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1, 1996-2
                    and 1998-1, occurring on July 15, 1998.

Exhibit 99.1        Monthly  Servicer's  Certificate dated July 8, 1998
                    for the Distribution Date occurring on July 15, 1998 and the preceding Due Period from May 28 through June 26, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.





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                                SIGNATURE
                                ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  July 15, 1998


                                AMERICAN EXPRESS MASTER TRUST

                                AMERICAN EXPRESS RECEIVABLES
                                FINANCING CORPORATION,
                                 Transferor

                                By:      /s/ Leslie R. Scharfstein
                                         ________________________
                                Name:    Leslie R. Scharfstein
                                Title:   Vice President


                                AMERICAN EXPRESS CENTURION BANK,
                                 Transferor


                                By:      /s/ Rhonda Halpern
                                         ________________________
                                Name:    Rhonda Halpern
                                Title:   Chief Financial Officer and
                                         Treasurer



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                             EXHIBIT INDEX
                             -------------

Designation              Description                                  Page
-----------              -----------                                  ----

Exhibit 20.1     Payment Date Statements relating to interest           5
                 distributions on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1, occurring on July 15, 1998.

Exhibit 20.2     Payment Date Statements relating to interest           14
                 distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
                 1996-1, 1996-2 and 1998-1 occurring on
                 July 15, 1998.

Exhibit 99.1     Monthly Servicer's Certificate dated July 8, 1998      31
                 for the Distribution Date occurring on
                 July 15, 1998 and the preceding Due Period from
                 May 28 through June 26, 1998 provided to The Bank of
                 New York, as Trustee under the Agreement for the American Express Master Trust.